                                 EXHIBIT 10.23

THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY
STATE SECURITIES LAWS.   SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE,
PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER ARE SUBJECT TO THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT, DATED AS OF AUGUST 18, 1999, AND ANY AMENDMENT THERETO OR RESTATEMENTS THEREOF (SUCH AGREEMENT INCLUDING ANY SUCH AMENDMENT OR RESTATEMENTS, THE "AGREEMENT") AMONG EMACHINES, INC. AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THIS WARRANT OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER ARE SUBJECT TO A VOTING AGREEMENT CONTAINED IN THE AGREEMENT AND BY ACCEPTING ANY INTEREST IN THIS WARRANT OR SUCH SHARES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THE AGREEMENT. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS EMACHINES, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW WARRANT OR TO THE HOLDER THEREOF A NEW CERTIFICATE FOR THE SHARES ISSUABLE HEREUNDER, AS APPLICABLE, IN EACH CASE NOT BEARING THIS LEGEND, FOR THE WARRANT OR SUCH SHARES, AS THE CASE MAY BE, REGISTERED IN THE NAME OF THE HOLDER HEREOF OR THEREOF. A COPY OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS WARRANT OR OF THE SHARES ISSUABLE HEREUNDER TO THE SECRETARY OF EMACHINES, INC

                                EMACHINES INC.
                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

No. 2                                                Void after August 18, 2004

     THIS CERTIFIES THAT, for value received, America Online, Inc. (the "Holder") is entitled to subscribe for and purchase the Formula Number of shares
 ------
(as such number of shares shall be
adjusted pursuant to Section 3 hereof, thus adjusting the per share Exercise Price) of the fully paid and nonassessable Common Stock, $0.0000125 par value (the "Shares"), of eMachines, Inc., a Delaware corporation (the "Company"),
      ------                                                     -------
at the aggregate exercise price of $8.875 million (the "Exercise Price"),
                                                        --------------
subject to the provisions and upon the terms and conditions hereinafter set forth. The "Formula Number" of shares shall mean $8.875 million divided by (i) in the case of an initial public offering of Shares pursuant to a registration statement on Form S-1, the greater of (A) the product of 1.25 and the per Share offering price of the Shares in such offering and (B) $7.981, or (ii) in any other case, $11.823.

     1.   Method of Exercise; Payment.
          ---------------------------

              (a)  Cash Exercise.   The purchase rights represented by this
                   -------------
Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly
                                                                  ---------
executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company or by wire transfer to an account designated by the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

              (b)  Net Issue Exercise.   In lieu of exercising this Warrant, the
                   ------------------
Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:


              X = Y (A-B)
                  -------
                     A

Where X   =   the number of the Shares to be issued to the Holder.
      Y   =   the number of the Shares purchasable under this Warrant.
      A   =   the fair market value of one Share on the date of determination.
      B   =   the per share Exercise Price (as adjusted to the date of such calculation).

              (c)  Fair Market Value.   For purposes of this Section 1, the per
                   -----------------
share fair market value of the Shares shall mean:

                   (i) If the Company's Common Stock is publicly traded, the per share fair market value of the Shares shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock as published in The Wall Street Journal, in each case for the
                             -----------------------
fifteen trading days ending five trading days prior to the date of determination of fair market value;

                   (ii) If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

              (d)  Stock Certificates.   In the event of any exercise of the
                   ------------------
rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

     2.   Stock Fully Paid; Reservation of Shares.  All of the Shares issuable
          ---------------------------------------
upon the exercise of During the period within which the rights the rights represented by this Warrant will, represented by this Warrant may be upon issuance and receipt of the Exercise Price exercised, the Company shall at all times therefor, be fully paid and nonassessable, and have authorized and reserved for issuance free from all taxes, liens and charges with sufficient shares of its Common Stock to respect to the issue thereof. provide for the exercise of the rights represented by this Warrant.

     3.   Adjustments.  Subject to the provisions of Section 11 hereof, the
          -----------
number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

              (a)  Reclassification. In the case of any reclassification or
                   ----------------
change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant, or (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Holder of this Warrant, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the fair market value of the Common Stock at the time of the transaction. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

              (b)  Stock Splits, Dividends and Combinations.  In the event that
                   ----------------------------------------
the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.


     4.   Notice of Adjustments.  Whenever the number of Shares purchasable
          ---------------------
hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

     5.  Fractional Shares.  This Warrant may not be exercised for fractional
         -----------------
shares. In lieu of fractional shares the Company shall make a cash payment therefor based upon the Exercise Price then in effect and the fair market value of the shares then obtaining (calculated in accordance with Section 1(c) hereof as if the shares were the Shares referred to in such Section).

     6.  Representations of the Company.  The Company represents that all
         ------------------------------
corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

     7.  Representations and Warranties by the Holder.  The Holder represents
         --------------------------------------------
and warrants to the Company as follows:

              (a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act").
                                                                   ---
Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

              (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "California Law") by reason of their issuance
                             --------------
in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

              (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

              (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

     8.  Restrictive Legend.
         ------------------

              The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

              THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT, DATED AS OF AUGUST 18, 1999, AND ANY AMENDMENT THERETO OR RESTATEMENTS THEREOF (SUCH AGREEMENT INCLUDING ANY SUCH AMENDMENT OR RESTATEMENTS, THE "AGREEMENT") AMONG EMACHINES, INC. AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A VOTING AGREEMENT CONTAINED IN THE AGREEMENT AND BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THE AGREEMENT. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS EMACHINES, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE NOT BEARING THIS LEGEND FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. A COPY OF THE AGREEMENT MAY BE OBTAINED AT NO COST

              BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF EMACHINES, INC.

     9.  Restrictions Upon Transfer and Removal of Legend.
         ------------------------------------------------

              (a) The Company need not register a transfer of this Warrant or Shares bearing the restrictive legend set forth in Section 8 hereof, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in Section 8 hereof is satisfied.

              (b) Notwithstanding the provisions of paragraph (a) above, no opinion of counsel shall be necessary for a transfer without consideration by any holder (i) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, or (ii) if such holder is a corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder.

              (c) The holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any shares of Common Stock (or other securities) of the Company held by such holder during a period of time determined by the Company and its underwriters (not to exceed 180 days in the event of the Company's initial public offering and 90 days in the event of any other public offering) following the effective date of a registration statement of the Company filed under the Securities Act, as amended. The Company may impose stop-transfer instructions with respect to the Common Stock (or other securities) subject to the foregoing restriction until the end of said period.

     10.  Rights of Shareholders.   No holder of this Warrant shall be entitled,
          ----------------------
as a Warrant holder, to vote or receive dividends or be deemed the holder of any Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The holder of this Warrant will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

     11.  Notices.  All notices and other communications required or permitted
          -------
hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder's address as set forth on the books of the Company, and (ii) if to the Company, at the address of its principal corporate offices (attention: Stephen Dukker, President and CEO), with a copy to John A. Fore, Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304 or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

     12.  Registration Rights Agreement.  The registration rights of the Holder
          -----------------------------
(including Holders' successors) with respect to the stock underlying this warrant will be the same as granted to the holders of the Company's Common Stock.




                    [Rest of Page Intentionally Left Blank]

     13.  Governing Law.  This Warrant and all actions arising out of or in
          -------------
connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.


Issued as of September 15, 1999.


EMACHINES, INC.



By: /s/ Steve Miller
   -----------------------------

Title: Chief Financial Officer
      --------------------------

                                   EXHIBIT A
                                   ---------

                              NOTICE OF EXERCISE
                              ------------------

TO:  eMachines, Inc.
     14350 Myford Road, Suite 100
     Irvine, California 92606
     Attention: President

     1. The undersigned hereby elects to purchase __________ Shares of eMachines, Inc. pursuant to the terms of the attached Warrant.

     2.  Method of Exercise (Please initial the applicable blank):

          ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith or by concurrent wire transfer payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

          ___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1(b) of the Warrant.

     3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

                       _________________________________
                                     (Name)

                       _________________________________

                       _________________________________
                                   (Address)

     4. The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 7 of the attached Warrant are true and correct as of the date hereof.

                                    ______________________________
                                             (Signature)

                                    Title:__________________________
____________________________
            (Date)